Digital assets	3 Months Ended
Dec. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Digital assets

Note 4 – Digital assets

The Company holds certain digital assets that meet the definition of crypto assets under with ASC 350, Intangibles—Goodwill and Other, as amended by ASU 2023-08, Accounting for and Disclosure of Crypto Assets. Under ASU 2023-08, qualifying crypto assets are required to be measured at fair value in accordance with ASC 820, Fair Value Measurement, with changes in fair value recognized in net income in each reporting period.

To qualify for this guidance, a crypto asset must be (i) intangible in nature, (ii) created or reside on a distributed ledger based on blockchain or similar technology, (iii) secured through cryptography, (iv) fungible, and (v) not provide the asset holder with enforceable rights to underlying goods, services, or other assets. All digital assets held by the Company during the period met these criteria and are accounted for in accordance with ASU 2023-08.

As of December 31, 2025, the Company held the following crypto assets (dollars in thousands):

	Quantity	Cost Basis	Market Value
Ethereum	1,286	$4,037	$3,840
Bitcoin	43	4,006	3,826
Other *	1,039,113	416	330
Total		$8,459	$7,996

*	Other crypto assets consist of tokens such as Akash Network, Centrifuge, Filecoin, Injective Protocol, Chainlink, Maker, Pyth Network, Bittensor, and Celestia, each of which individually represents an immaterial portion of the Company’s total digital asset holdings as of December 31, 2025.

The Company measures its digital assets at fair value at each reporting period in accordance with ASC 820. Because active markets exist for the Company’s digital assets, and unadjusted quoted prices are available, the Company uses Level 1 inputs for valuation. The Company determines fair value based on quoted prices on Coinbase exchange, which the Company has identified as its principal market for its digital assets. Digital assets are recorded at fair value on the condensed consolidated balance sheet within Digital Assets and changes in fair value are recognized as incurred and recorded in “Change in fair value of digital assets” within the condensed consolidated statements of operations.

The following table summarizes the Company’s digital asset purchases and unrealized gains (losses) on digital assets for the period.

Three Months Ended December 31, 2025
Beginning balance of digital assets	$—
Purchases	8,460
Change in fair value	(464)
Digital assets, fair value	$7,996

A portion of the Company’s assets is concentrated in digital assets. The holding of digital assets exposes the Company to significant legal, commercial, regulatory, and technological uncertainties. Crypto-asset markets have historically exhibited extreme price volatility. A substantial decline in the fair value of these assets could adversely affect the Company’s financial condition and results of operations.

Digital assets do not generate cash flows and incur custodial fees, transaction fees, and other costs. The Company also faces counterparty risk related to its digital asset custodian, and cybersecurity risk, including the risk of loss due to hacking, security breaches, technological failures, and other cyber threats associated with blockchain networks and digital wallets.

The Company’s digital assets are secured by private cryptographic keys. Loss, theft, or destruction of these keys may result in the permanent loss of some or all of the Company’s digital assets, which could materially and adversely impact the Company’s financial condition and operating results.

Additionally, the regulatory environment for digital assets continues to evolve. Future legislative or regulatory actions, changes in accounting standards, or shifts in enforcement priorities could impact the Company’s ability to hold, transfer, or dispose of digital assets, or could require changes to financial reporting or compliance practices.